Exhibit 99.1


       Statement Under Oath of Principal Executive Officer and Principal
             Financial Officer Regarding Facts and Circumstances
                       Relating to Exchange Act Filings

I, ARA K. HOVNANIAN, CHIEF EXECUTIVE OFFICER OF HOVNANIAN ENTERPRISES, INC., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Hovnanian Enterprises, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o the Annual Report on Form 10-K for the fiscal year ended October 31, 2001 filed with the Commission of Hovnanian Enterprises, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hovnanian Enterprises, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

                                       Subscribed and sworn to before me this
/s/ Ara K. Hovnanian                   3rd day of September 2002.
--------------------
Ara K. Hovnanian
September 3, 2002                      /s/ Dana L. Aumack
                                       ---------------------------------------
                                       Notary Public

                                       My Commission Expires:
                                       DANA L. AUMACK
                                       NOTARY PUBLIC OF NEW JERSEY
                                       My Commission Expires June 20, 2007
                                       [Seal]